ADDENDUM TO LOAN DOCUMENTS

(MR2 Group, Inc.)

THIS ADDENDUM TO LOAN DOCUMENTS (the “Addendum”) is entered into as of August 2, 2018, by MR2 GROUP, INC., a Nevada corporation (“Borrower”), and WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”).

A.       Borrower and Lender have entered into that certain Business Loan Agreement dated as of even date herewith (the “Loan Agreement”) pursuant to which Lender is willing to make available to Borrower funds in the amount of up to $2,250,000.00 (the “Loan”). The Loan is evidenced by that certain Promissory Note of even date herewith, in the principal amount of the Loan executed by Borrower and made payable to the order of Lender (as amended, the “Note”).

B.       The Note, the Loan Agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified by this Addendum, are sometimes referred to individually and collectively as the “Loan Documents”. All initially capitalized terms used but not otherwise defined in this Addendum have the meanings ascribed to them in the Loan Agreement and the Loan Documents.

C.       Notwithstanding anything to the contrary in the Loan Agreement or the Loan Documents, this Addendum amends the Loan Agreement and all the Loan Documents as set forth herein.

D.       Borrower and Lender hereby agree to modify the Loan Documents, as follows:

1.	LOAN AGREEMENT.

(a)	MISCELLANEOUS PROVISIONS. The following provision shall be added to the Miscellaneous Provisions section:

“Certificate of Deposit. The Loan evidenced by the Note is contingent upon, and no Advances of Loan funds will be made until, Lender’s receipt of funds in the amount of at least $2,278,125.00 which funds are held with Lender as Collateral for the Loan in Certificate of Deposit Account Number 7341796051.”

The terms and conditions as set forth in this Addendum are hereby incorporated into the Loan Documents and form a part of the Loan Documents. Except as modified above, the Loan Documents remain in full force as written.

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DATED as of the date first above stated.

LENDER:

WESTERN ALLIANCE BANK, an Arizona
Corporation

By:	/s/ Eric E. Tscahnen
Name:	Eric E. Tschanen
Title:	Vice President

BORROWER:

MR2 GROUP, INC., a Nevada corporation

By:	/s/ James T. Medick
James T. Medick, President/Secretary

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